                                                                     Exhibit 3.2




                                    BYLAWS

                                      OF

                       SIZELER PROPERTY INVESTORS, INC.

                            A MARYLAND CORPORATION


                            Amended as of July 2001

                       SIZELER PROPERTY INVESTORS, INC.

                                    BYLAWS


                               TABLE OF CONTENTS
                               -----------------

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                                                                                                                        PAGE
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
     ARTICLE I......................................................................................................        1
                   OFFICES..........................................................................................        1
                        Section 1.     PRINCIPAL OFFICE.............................................................        1
                        Section 2.     ADDITIONAL OFFICES...........................................................        1

     ARTICLE II.....................................................................................................        1
                   STOCKHOLDERS.....................................................................................        1
                        Section 1.     ANNUAL MEETING...............................................................        1
                        Section 2.     SPECIAL MEETING..............................................................        2
                        Section 3.     PLACE OF MEETINGS............................................................        2
                        Section 4.     NOTICE.......................................................................        2
                        Section 5.     QUORUM; ADJOURNMENTS.........................................................        2
                        Section 6.     VOTING.......................................................................        3
                        Section 7.     PROXIES......................................................................        3
                        Section 8.     ORGANIZATION.................................................................        4
                        Section 9.     CONDUCT OF BUSINESS..........................................................        4
                        Section 10.    CONDUCT OF VOTING............................................................        5
                        Section 11.    ADVANCE NOTICE PROVISIONS FOR ELECTION OF DIRECTORS..........................        5
                        Section 12.    ADVANCE NOTICE PROVISIONS FOR BUSINESS TO BE TRANSACTED AT ANNUAL MEETING....        6
                        Section 13.    LIST OF STOCKHOLDERS.........................................................        7
                        Section 14.    VOTING OF STOCK BY CERTAIN HOLDERS...........................................        8
                        Section 15.    INFORMAL ACTION BY STOCKHOLDERS..............................................        8
                        Section 16.    MEETING BY TELEPHONE CONFERENCE..............................................        8

     ARTICLE III....................................................................................................        9
                   DIRECTORS........................................................................................        9
                        Section 1.     GENERAL POWERS; QUALIFICATIONS...............................................        9
                        Section 2.     NUMBER AND TENURE............................................................        9
                        Section 3.     VACANCIES....................................................................        9
                        Section 4.     REGULAR MEETINGS.............................................................        9
                        Section 5.     SPECIAL MEETINGS.............................................................       10
                        Section 6.     NOTICE.......................................................................       10
                        Section 7.     QUORUM.......................................................................       10
                        Section 8.     VOTING.......................................................................       11
                        Section 9.     TELEPHONE MEETINGS...........................................................       11
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                                       i
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                        Section 10.    INFORMAL ACTION BY DIRECTORS.................................................       11
                        Section 11.    COMPENSATION.................................................................       11
                        Section 12.    REMOVAL OF DIRECTORS.........................................................       11
                        Section 13.    LOSS OF DEPOSIT..............................................................       12
                        Section 14.    SURETY BONDS.................................................................       12
                        Section 15.    RELIANCE.....................................................................       12
                        Section 16.    CERTAIN RIGHTS OF DIRECTORS..................................................       12
                        Section 17.    RESIGNATION..................................................................       12
                        Section 18.    PRESUMPTION OF ASSENT........................................................       13
                        Section 19.    ADVISORY DIRECTORS...........................................................       13

     ARTICLE IV.....................................................................................................       13
                   COMMITTEES.......................................................................................       13
                        Section 1.     NUMBER, TENURE AND QUALIFICATIONS............................................       13
                        Section 2.     POWERS.......................................................................       13
                        Section 3.     CONDUCT OF BUSINESS..........................................................       14

     ARTICLE V......................................................................................................       14
                   OFFICERS.........................................................................................       14
                        Section 1.     GENERAL PROVISIONS...........................................................       14
                        Section 2.     ELECTION, TENURE AND REMOVAL OF OFFICERS.....................................       15
                        Section 3.     CHAIRMAN OF THE BOARD........................................................       15
                        Section 4.     VICE-CHAIRMAN................................................................       15
                        Section 5.     PRESIDENT....................................................................       15
                        Section 6.     VICE-PRESIDENTS..............................................................       16
                        Section 7.     CHIEF FINANCIAL OFFICER, TREASURER AND CONTROLLER............................       16
                        Section 8.     SECRETARY....................................................................       16
                        Section 9.     ASSISTANT AND SUBORDINATE OFFICERS...........................................       16
                        Section 10.    SALARIES.....................................................................       17
                        Section 11.    DELEGATION OF AUTHORITY......................................................       17

     ARTICLE VI.....................................................................................................       17
                   INDEMNIFICATION..................................................................................       17
                        Section 1.     PROCEDURE....................................................................       17
                        Section 2.     EXCLUSIVITY, ETC.............................................................       18
                        Section 3.     SEVERABILITY; DEFINITIONS....................................................       18

     ARTICLE VII....................................................................................................       19
                   STOCK............................................................................................       19
                        Section 1.     CERTIFICATES.................................................................       19
                        Section 2.     TRANSFERS....................................................................       20
                        Section 3.     LOST CERTIFICATE.............................................................       20

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                        Section 4.     CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE...........................       20
                        Section 5.     STOCK LEDGER.................................................................       21

     ARTICLE VIII...................................................................................................       21
                   SPECIAL REIT PROVISIONS..........................................................................       21
                        Section 1.     DEFINITIONS..................................................................       21
                        Section 2.     CONFLICTS OF INTEREST........................................................       22
                        Section 3.     ANNUAL REPORTS...............................................................       23
                        Section 4.     ADVISORY CONTRACT............................................................       23
                        Section 5.     ADVISOR COMPENSATION.........................................................       23
                        Section 6.     REAL ESTATE BROKERAGE COMMISSIONS ON RESALE OF PROPERTY......................       24

     ARTICLE IX.....................................................................................................       24
                   FISCAL YEAR......................................................................................       24

     ARTICLE X......................................................................................................       25
                   DIVIDENDS........................................................................................       25
                        Section 1.     DECLARATION..................................................................       25
                        Section 2.     CONTINGENCIES................................................................       25

     ARTICLE XI.....................................................................................................       25
                   INVESTMENT POLICY................................................................................       25

     ARTICLE XII....................................................................................................       25
                   SEAL.............................................................................................       25
                        Section 1.     SEAL.........................................................................       25
                        Section 2.     AFFIXING SEAL................................................................       26

     ARTICLE XIII...................................................................................................       26
                   WAIVER OF NOTICE.................................................................................       26

     ARTICLE XIV....................................................................................................       26
                   FINANCE..........................................................................................       26
                        Section 1.     CONTRACTS....................................................................       26
                        Section 2.     CHECKS AND DRAFTS............................................................       27
                        Section 3.     DEPOSITS.....................................................................       27
                        Section 4.     ANNUAL STATEMENT OF AFFAIRS..................................................       27

     ARTICLE XV.....................................................................................................       27
                   CERTAIN ELECTIONS................................................................................       27
                        Section 1.     ELECTION OF SUBTITLE 8 PROVISIONS
                                       REGARDING UNSOLICITED TAKEOVERS..............................................       27
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                                      iii
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     Section 2.    EXEMPTION FROM CONTROL SHARE
                                       ACQUISITION STATUTE..........................................................       27

     ARTICLE XVI....................................................................................................       28
                   SUNDRY PROVISIONS................................................................................       28
                        Section 1.     BOOKS AND RECORDS............................................................       28
                        Section 2      BONDS........................................................................       28
                        Section 3      VOTING UPON SHARES IN OTHER CORPORATIONS.....................................       28
                        Section 4      MAIL.........................................................................       28
                        Section 5      CONTRACTS AND AGREEMENTS.....................................................       29
                        Section 6      FACSIMILE SIGNATURES.........................................................       29
                        Section 7      RELIANCE UPON BOOKS, REPORTS AND RECORDS.....................................       29
                        Section 8      TIME PERIODS.................................................................       29

     ARTICLE XVII...................................................................................................       30
                   AMENDMENT OF BYLAWS..............................................................................       30

                                MARYLAND BYLAWS

                                      OF

                       SIZELER PROPERTY INVESTORS, INC.



                                   ARTICLE I

                                    OFFICES


Section 1.    PRINCIPAL OFFICE

              The principal office of the Corporation shall be located in Maryland at such place as the Board of Directors may designate.


Section 2.    ADDITIONAL OFFICES

              The Corporation may have its principal executive offices and additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II

                                 STOCKHOLDERS

Section 1.    ANNUAL MEETING

              The Corporation shall hold an annual meeting of its stockholders to elect directors and transact any other business within its powers at such time and on such date as the Chairman or Board of Directors shall set. Except as the Charter or statute provides otherwise, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate acts.

Section 2.    SPECIAL MEETING

              At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the Chairman of the Board, the President, or by a majority of the Board of Directors by a vote at a meeting or in writing (addressed to the Chairman of the Board) with or without a meeting. Subject to the procedures set forth in Section 11 of this Article II and this Section, special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A request for a special meeting shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders making such request of the reasonably estimated costs of preparing and mailing a notice of the meeting and, upon such stockholders' payment to the Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting. The Board of Directors shall have sole power to fix the date and time of the special meeting.


Section 3.    PLACE OF MEETINGS

              Meetings of stockholders shall be held at such place as is set from time to time by the Board of Directors.


Section 4.    NOTICE

              Not less than ten nor more than 90 days before each meeting of stockholders, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting. The notice shall state the time and place of the meeting and, if a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder's residence or usual place of business, mailed to him or her at his or her address as it appears on the records of the Corporation or transmitted to the stockholder by electronic mail to any electronic mail address of the stockholder or by any other electronic means. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if he or she before or after the meeting signs a waiver of the notice which is filed with the records of the stockholders' meetings or is present at the meeting in person or by proxy.


Section 5.    QUORUM; ADJOURNMENTS

              Unless the statute or the Charter provides otherwise, at a meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any

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requirement under any statute or the Charter of the Corporation for the vote necessary for the adoption of any measure.

              Whether or not a quorum is present at any meeting of the stockholders, a majority of the stockholders entitled to vote at such meeting, present in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.


Section 6.    VOTING

              A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. In all elections for directors, each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter of the Corporation. Unless otherwise provided in the Charter or with respect to a particular class or series of stock and other than Excess Stock of the Corporation, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders; however, a share is not entitled to be voted if any installment payable on it is overdue and unpaid.


Section 7.    PROXIES

              A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization by a telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means to the person authorized to act as proxy or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm, proxy support service organization, or other person authorized by the person who will act as proxy to receive the transmission. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for so long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the

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proxy or another general interest in the Corporation or its assets or liabilities. Before or at the time of the meeting, a proxy shall be filed with the Secretary of the Corporation or with any person authorized by the Secretary to receive proxy authorizations and who shall promptly submit such proxy authorizations to the Secretary.


Section 8.    ORGANIZATION

              The Chairman or, if the Board of Directors has designated another person, such other person, or, in the absence of such other person, the highest ranking officer of the Corporation who is present shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of the meeting shall have the power, in his sole discretion, to adjourn, recess, delay or otherwise postpone the date or time of any annual or special meeting of stockholders.


Section 9.    CONDUCT OF BUSINESS

              Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation (i) who was a stockholder of record at the time of giving notice(s) provided for in Section 11 and Section 12 of this Article II, (ii) who is entitled to vote at the meeting and (iii) who complied with the notice(s) procedures set forth in Section 11 and Section 12 of this Article II. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at a special meeting of stockholders (a) only pursuant to the Corporation's notice of meeting and (b), in the case of nominations of persons for election to the Board of Directors, (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation (A) who was a stockholder of record at the time of giving notice provided for in Section 11, (B) who is entitled to vote at the meeting and (C) who complied with the notice procedures set forth in Section 11 of this Article II. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 11 and
Section 12 of this Article II and this Section and, if any proposed nomination or business is not in compliance with Section 11 and Section 12 of this Article II and this Section, to declare that such defective nomination or proposal be disregarded.

Section 10.   CONDUCT OF VOTING

              At all meetings of stockholders, unless the voting is conducted by inspectors, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies, the acceptance or rejection of votes and procedures for the conduct of business not otherwise specified by these Bylaws, the Charter or law, shall be decided or determined by the chairman of the meeting. If demanded by stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, or if ordered by the chairman of the meeting, the vote upon any election or question shall be taken by ballot. Before any meeting of the stockholders, the Board of Directors may appoint persons to act as inspectors of election at the meeting and any adjournment thereof. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, shall appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of stockholders, the holders of a majority of shares present in person or by proxy shall determine whether one or three inspectors are to be appointed. No candidate for election as a director at a meeting shall serve as an inspector thereat. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any stockholder shall, appoint a person to fill that vacancy. The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting the existence of a quorum, and the authenticity, validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when polls shall close; determine the result; and do any other acts that may be proper to conduct the election or vote with fairness to all stockholders. Unless so demanded or ordered, no vote need be by ballot and voting need not be conducted by inspectors.


Section 11.   ADVANCE NOTICE PROVISIONS FOR ELECTION OF DIRECTORS

              Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the Chairman of the Board at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120/th/ day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90/th/ day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. A stockholder's notice to the Chairman of the Board must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the nomination is made,
(ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.


Section 12. ADVANCE NOTICE PROVISIONS FOR BUSINESS TO BE TRANSACTED AT ANNUAL MEETING

              No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is stockholder of record on the date of the giving of the notice provided for in this Section and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the Chairman of the Board at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120/th/ day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90/th/ day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. A stockholder's notice to the Chairman of the Board must in writing set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in Section 11 of this Article II or in this Section, provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in Section 11 of this Article II nor in this Section shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.

Section 13.   LIST OF STOCKHOLDERS

              At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the Secretary, shall be furnished by the Secretary.

 Section 14.   VOTING OF STOCK BY CERTAIN HOLDERS

               Stock registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the board of directors of such corporation or other entity presents a certified copy of such bylaw or resolution, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

               The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date of closing of the stock transfer books, the time after the record date of closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.


Section 15.    INFORMAL ACTION BY STOCKHOLDERS

               Except as provided below, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter is filed with the records of stockholders meetings. Unless the Charter requires otherwise, the holders of any class of stock other than Common Stock, entitled to vote generally in the election of directors, may take action or consent to any action by the written consent of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the Corporation gives notice of the action to each stockholder not later than 10 days after the effective time of the action.


Section 16.    MEETING BY TELEPHONE CONFERENCE

               If permitted in the sole discretion of the chairman of the meeting, stockholders may participate in meetings by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at such meeting.


                                  ARTICLE III

                                   DIRECTORS


Section 1.    GENERAL POWERS; QUALIFICATIONS

              The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by statute or by the Charter or Bylaws.


Section 2.    NUMBER AND TENURE

              The Corporation shall have at least one director. The Corporation shall have the number of directors provided in the Charter until changed as herein provided. The Board of Directors shall be divided into three classes as and in the manner provided in the Charter. Except as the Charter provides otherwise, a majority of the entire Board of Directors may alter the number of directors set by the Charter to not exceeding 15 nor less than the minimum number then permitted herein, but the action may not affect the tenure of office of any director. Each director shall hold office for such term as is specified in the Charter and until his or her successor is elected and qualified, or until his or her resignation, removal (in accordance with the Charter), retirement or death.


Section 3.    VACANCIES

              Vacancies on the Board of Directors shall be filled as provided in the Charter of the Corporation.


Section 4.    REGULAR MEETINGS

              After each meeting of stockholders at which directors shall have been elected, the Board of Directors shall meet as soon thereafter as practicable for the purpose of organization and the transaction of other business. In the event that no other time and place are specified by resolution of the Board of Directors or announced by the Chairman of the Board at such stockholders meeting, the Board of Directors shall meet immediately following the close of, and at the place of, such stockholders meeting. Any other regular meeting of the Board of Directors shall be held on such date and time and at such place as may be designated from time to time by the Board of Directors. No notice of such meeting following a stockholders meeting or any other regular meeting shall be necessary if held as hereinabove provided.


Section 5.     SPECIAL MEETINGS

               Special meetings of the Board of Directors may be called by a majority of the Directors then in office or at the request of the Chairman. A special meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors. In the absence of designation such meeting shall be held at such place as may be designated in the call.


Section 6.     NOTICE

               Except as provided in Article III, Section 4, the Chairman of the Board or the Chairman of the Board's designee shall give notice to each director of each regular and special meeting of the Board of Directors. The notice shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to him or her, left at his or her residence or usual place of business, or sent by telegraph, facsimile transmission or telephone, at least 24 hours before the time of the meeting or, in the alternative by mail to his or her address as it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless these Bylaws or a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. No notice of any meeting of the Board of Directors need be given to any director who attends except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, or to any director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Any meeting of the Board of Directors, regular or special, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.


Section 7.     QUORUM

               A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.


Section 8.     VOTING

               The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Charter, these Bylaws or applicable statute.


Section 9.     TELEPHONE MEETINGS

               Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.


Section 10.    INFORMAL ACTION BY DIRECTORS

               Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if an unanimous consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.


Section 11.    COMPENSATION OF DIRECTORS

               Unless restricted by the Charter, the Board of Directors shall have the authority to fix the fees and other compensation of directors for their service as directors, including, without limitation, their services as members of committees of the Board of Directors.


Section 12.    REMOVAL OF DIRECTORS

               The stockholders may remove any director or the entire Board of Directors in the manner provided in the Charter of the Corporation.

Section 13.    LOSS OF DEPOSIT

               No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or stock have been deposited.


Section 14.    SURETY BONDS

               Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.


Section 15.    RELIANCE

               Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.


Section 16.    CERTAIN RIGHTS OF DIRECTORS

               The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director, officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Corporation.


Section 17.    RESIGNATION

               Any director may resign at any time by sending a written notice of such resignation to the home office of the Corporation addressed to the Chairman of the Board. Unless otherwise specified therein such resignation shall take effect upon receipt thereof by the Chairman of the Board.

Section 18.    PRESUMPTION OF ASSENT

               A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action or fails to make his dissent known at the meeting.


Section 19.    ADVISORY DIRECTORS

               The Board of Directors may by resolution appoint advisory directors to the Board of Directors, who may also serve as directors emeriti, and shall have such authority and receive such compensation and reimbursement as the Board of Directors shall provide. Advisory directors or directors emeriti shall not have the authority to participate by vote in the transaction of business.


                                  ARTICLE IV

                                  COMMITTEES


Section 1.     NUMBER, TENURE AND QUALIFICATIONS

               The Board of Directors may appoint from among its members an executive committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate, if it desires, other Directors as alternative members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.


Section 2.     POWERS

               The Board of Directors may delegate to committees appointed under
Section 1 of this Article IV any of the powers of the Board of Directors, except the power to authorize dividends on stock, elect directors, issue stock other than as provided below, recommend to the stockholders any action which requires stockholder approval, amend these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.


Section 3.     CONDUCT OF BUSINESS

               Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provisions shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum, and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

               Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.


                                   ARTICLE V

                                   OFFICERS


Section 1.     GENERAL PROVISIONS

               The officers of the Corporation shall include a chairman of the board, a vice-chairman, a president, one or more vice-presidents, a secretary, a treasurer and such other subordinate officers as may from time to time be appointed by the Board of Directors. The Board of Directors, in its discretion, may establish for such period of time as it deems advisable the offices of vice chairman and of principal operating officer, respectively.

Section 2.     ELECTION, TENURE AND REMOVAL OF OFFICERS

               Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders and at other meetings as may be appropriate to fill a vacancy in an office. The Board of Directors may from time to time authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any two or more offices except president and vice president may be held by the same person. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time, with or without cause. The removal of an officer does not prejudice any of his or her contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term.


Section 3.     CHAIRMAN OF THE BOARD

               The Chairman of the Board shall be the Chief Executive Officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he shall have the responsibility for the general management and control of the affairs and business of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him by the Board of Directors. The term "Chairman" in these Bylaws shall mean the Chairman of the Board unless the context clearly indicates that it is intended to mean the chairman of a specified committee or meeting.


Section 4.     VICE-CHAIRMAN

               The Vice-Chairman, if any, shall exercise such duties as are delegated to him by the Chairman, and he shall report primarily to the Chairman. In the absence or disability of the Chairman, the Vice-Chairman shall perform the duties of the Chairman, subject to the right of the Board of Directors to designate another officer to perform some or all of these duties.


Section 5.     PRESIDENT

               The President shall be the Chief Operating Officer of the Corporation and, except as set forth in the following sentence, shall perform all duties incident to the Office of the Chief Operating Officer and such other duties as from time to time may be assigned to him by the

Board of Directors or, to the extent not inconsistent with any assignment by the Board of Directors, by the Chairman.


Section 6.     VICE-PRESIDENTS

               Each vice-president shall perform such duties as the Board of Directors shall prescribe. In the absence or disability of the President, the vice-president who is designated by the Board of Directors shall perform the duties and exercise the powers of the President.


Section 7.     CHIEF FINANCIAL OFFICER, TREASURER AND CONTROLLER

               The Chief Financial Officer (CFO) shall have general supervision of all the accounts and books of account of the Corporation and of all accounting personnel and shall supervise all controls with respect to the monies and securities of the Corporation. The CFO shall advise and report to the Chairman and the President of the Corporation with respect to corporate financial and accounting policy, compliance with contractual restrictions affecting the Corporation's finances, negotiations with the Corporation's lenders and prospective lenders and investors and such general financial and accounting matters as may be requested by the Chairman or President. When requested by the Chairman or the Board of Directors or the Audit Committee or its chairman, the CFO shall report to the Board of Directors or Audit Committee on financial and accounting matters. The Treasurer and Controller shall report to the CFO. The Treasurer shall have direct responsibility for handling of the monies and securities of the Corporation, and the Controller shall be directly responsible for corporate accounting; provided, however, that the Board of Directors may, in its discretion from time to time, specify additional duties for the Treasurer or Controller or, in the absence of such specification by the Board of Directors, the Chairman, President or CFO may assign additional duties. In the absence of a Treasurer or Controller, the Board shall so designate another individual or individuals to perform the functions of each such office.


Section 8.     SECRETARY

               The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. The Secretary shall have charge of the corporate books.


Section 9.     ASSISTANT AND SUBORDINATE OFFICERS

               The assistant and subordinate officers of the Corporation are all officers below the office of Vice-President, Secretary, or Treasurer. The assistant or subordinate officers shall have such duties as are from time to time assigned to them by the Board of Directors, the chairman, or the President.


Section 10.    SALARIES

               The salaries and other compensation or remuneration, of whatever kind, of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary and other compensation or remuneration by reason of the fact that he or she is also a director of the Corporation.


Section 11.    DELEGATION OF AUTHORITY

               The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agent, notwithstanding any provision hereof.


                                  ARTICLE VI

                                INDEMNIFICATION


Section 1.     PROCEDURE

               Any indemnification, or payment of expenses in advance of the final disposition of any proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to seek indemnification (the "Indemnified Party"). The right to indemnification and advances hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part; or (ii) no disposition thereof is made within 60 days. The Indemnified Party's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination has been made that the facts then known to those making the determination would preclude indemnification or
(b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the Indemnified Party of such Indemnified Party's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.

Section 2.     EXCLUSIVITY, ETC.

               The indemnification and advance of expenses provided by the Charter and these Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. The Corporation shall not be liable for any payment under this Bylaw in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter of the Corporation and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect. Nothing herein shall prevent the amendment of this Bylaw, provided that no such amendment shall diminish the rights of any person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force, nor shall such repeal or modification diminish any person's rights to indemnification or advances of expenses or performance of other obligations of the Corporation under any agreement of indemnification between the Corporation and such person.


Section 3.     SEVERABILITY; DEFINITIONS

               The invalidity or unenforceability of any provision of this
Article VI shall not affect the validity or enforceability of any other provision hereof. The phrase "this Bylaw" in this Article VI means this Article VI in its entirety.

                                  ARTICLE VII

                                     STOCK


Section 1.    CERTIFICATES

              The Corporation's Excess Stock (the "Excess Stock"), shall be issued in book entry form only, and without certificates. For that purpose, the Corporation shall cause appropriate records to be maintained of all registered holders of the Excess Stock and the number of shares of Excess Stock, respectively, held by each, from time to time.

              Except as provided above with respect to the Excess Stock, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him or her in the Corporation. Each certificate shall be signed by the Chairman of the Board, the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the actual seal or a facsimile thereof, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes or series of stock, each class or series may have its own number sequence. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. Each certificate shall also include on its face or back (a) a statement of any restrictions on transferability and a statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock or (b) a statement which provides in substance that the Corporation will furnish a full statement of such information to any stockholder on request and without charge. Such request may be made to the Chairman of the Board. Except as provided in the Maryland Uniform Commercial Code - Investment Securities, the fact that a stock certificate does not contain or refer to a restriction on transferability that is adopted after the date of issuance does not mean that the restriction is invalid or unenforceable. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. A certificate may not be issued until the stock represented by it is fully paid.
A certificate representing stock validly issued by a constituent corporation in a merger in which the Corporation is the surviving corporation shall be valid to the extent provided in the Agreement or Articles of Merger notwithstanding that the form of the certificate does not comply with the requirements for a certificate issued by the Corporation.

Section 2.    TRANSFERS

              The Board of Directors shall have the power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock; and may appoint transfer agents and registrars thereof. The duties of the transfer agent and registrar may be combined.


Section 3.    LOST CERTIFICATE

              The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.


Section 4.    CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE

              The Board of Directors may, and shall have the sole power to, set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to request a special meeting of stockholders, notice of a meeting of stockholders, vote at a meeting of stockholders, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor, subject to Article II, Section 5, more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting. Any shares of the Corporation's own stock acquired by the Corporation between the record sate for determining stockholders entitled to notice of or to vote at a meeting of stockholders and the time of the meeting may be voted at the meeting by the holder of record as of the record date and shall be counted in determining the total number of outstanding shares entitled to be voted at the meeting.

              If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

               When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.


 Section 5.    STOCK LEDGER

               The Corporation shall maintain at its principal office or at the office of its transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.


                                  ARTICLE VIII

                            SPECIAL REIT PROVISIONS


 Section 1.    DEFINITIONS

               The following definitions of terms apply to the provisions contained in this Article VIII:

               (1) "Advisor" means the person(s) or entity responsible for directing or performing the day-to-day business affairs of the Corporation, including a person or entity to which an Advisor subcontracts substantially all such functions. To the extent the provisions of this Article VIII are germane, they shall apply to an independent contractor the Corporation has engaged to manage the Corporation's properties.

               (2) "Affiliate" means (i) any person directly or indirectly controlling, controlled by or under common control with another person, (ii) any person owning or controlling 10% or more of the outstanding voting securities or beneficial interests of such other person, (iii) any officer, director or trustee of, or general partner in, of such person and (iv) if such other person is an officer, director or trustee of, or general partner in, another entity, then the entity for which that person acts in any such capacity.

               (3) "Competitive Real Estate Commission" means that real estate or brokerage commission paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property.

               (4) "Unaffiliated Director(s)" means the Directors of the Corporation who are not affiliated, directly or indirectly, with an Advisor of the Corporation, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer or director of, such Advisor or an affiliated business entity of such Advisor. Unaffiliated Directors shall also mean those Directors who perform no other services for the Corporation, except as Director(s). An indirect relationship shall include circumstances in which a member of the immediate family of a Director (which shall include such person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law and brothers and sisters-in-law) has one of the foregoing relationships with an Advisor of the Corporation or the Corporation.

               (5) "REIT" is a corporation, trust or association (other than a real estate syndication) which is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both.


 Section 2.    CONFLICTS OF INTEREST

               (1) The Corporation shall not purchase property from an Advisor, a Director or Affiliate thereof, unless a majority of directors (including a majority of Unaffiliated Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Corporation. If the property shall be real property, in no event shall the cost of such asset to the Corporation exceed its current appraised value.

               (2) The Corporation shall not sell property to an Advisor, a Director or Affiliates thereof, unless a majority of Directors (including a majority of Unaffiliated Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Corporation. In no event shall the price of an interest in real property to be sold by the Corporation to the Advisor, a Director or any Affiliate thereof be less than its current appraised value.

               (3) The Corporation may not make loans to or borrow money from an Advisor, a Director or Affiliate thereof, unless a majority of Directors (including a majority of Unaffiliated Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Corporation than loans between unaffiliated lenders and borrowers under the same circumstances.

               (4) The Corporation shall not invest in any joint venture with an Advisor, a Director or Affiliates thereof, unless a majority of Directors (including a majority of Unaffiliated

Directors) not otherwise interested in such transaction approve the transaction as being fair and reasonable to the Corporation and the participation of the Corporation is on substantially the same, or equivalent, terms and conditions as that of the other joint venturers.

               (5) All other transactions between the Corporation and an Advisor, a Director or Affiliates thereof shall require approval by a majority of the Directors (including a majority of Unaffiliated Directors) not otherwise interested in such transactions as being fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from unaffiliated third parties.


Section 3.     ANNUAL REPORTS

               (1) The Corporation shall prepare an annual report concerning its operations for each fiscal year containing financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants.

               (2) Annual reports shall be mailed or delivered to each stockholder of the Corporation as of a record date after the end of such fiscal year within 120 days after the end of the fiscal year to which it relates.


Section 4.     ADVISORY CONTRACT

               The Board of Directors shall determine, in its sole discretion, whether the Corporation shall be self-advised or shall enter into an Advisory Contract with an Advisor. The Directors shall have the duty to evaluate the performance of the Advisor before entering into or renewing an Advisory Contract. The criteria used in such evaluation shall be reflected in the minutes of such meeting. Each contract for the services of an Advisor shall have a term of no more than one year.


Section 5.     ADVISOR COMPENSATION

               The Unaffiliated Directors shall determine from time to time and at least annually that the compensation which the Corporation contracts to pay to the Advisor is reasonable in relation to the nature and quality of services performed. The Unaffiliated Directors shall also supervise the performance of the Advisor and the compensation paid to it by the Corporation to determine that the provisions of such contract are being carried out. Each such determination shall be based on the factors set forth below and all other factors such Unaffiliated Directors may deem relevant, and the findings of such Directors on each of such factors shall be recorded in the minutes of the Directors:

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               (1) The size of the advisory fee in relation to the size,
composition and profitability of the portfolio of the Corporation;

               (2) The rates charged to other REITs and to investors other than REITs by advisors performing similar services;

               (3) Additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business;

               (4) The quality and extent of service and advice furnished by the Advisor; and

               (5) The performance of the investment portfolio of the Corporation, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations.


Section 6.     REAL ESTATE BROKERAGE COMMISSIONS ON RESALE OF PROPERTY

               If an Advisor, Director or Affiliate provides a substantial amount of the services in the effort to sell any property of the Corporation, then such person may receive all or a portion of a brokerage commission paid, but in no event shall the amount so paid, when added to the sums paid to unaffiliated parties in such a capacity, exceed a Competitive Real Estate Commission.


                                  ARTICLE IX

                                  FISCAL YEAR


               The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

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                                   ARTICLE X

                                   DIVIDENDS


Section 1.     DECLARATION

               Dividends upon the stock of the Corporation may be declared by the Board of Directors, subject to the provisions of law and the Charter of the Corporation. Dividends may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.


Section 2.     CONTINGENCIES

               Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.


                                  ARTICLE XI

                               INVESTMENT POLICY

               Subject to the provisions of the Charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.


                                  ARTICLE XII

                                      SEAL


Section 1.     SEAL

               The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall have inscribed thereon the name of the Corporation and the year of its

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organization. The Board of Directors or a committee thereof may authorize one or more duplicate seals and provide for the custody thereof.


Section 2.     AFFIXING SEAL

               Whenever the Corporation is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(seal)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.


                                 ARTICLE XIII

                                WAIVER OF NOTICE


               Whenever any notice is required to be given pursuant to the Charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                  ARTICLE XIV

                                    FINANCE


Section 1.     CONTRACTS

               To the extent permitted by applicable law, and except as otherwise prescribed by the Charter of the Corporation or these Bylaws, the Board of Directors may authorize any officer, employee or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.

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

Section 2.     CHECKS AND DRAFTS

               All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness, in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.


Section 3.     DEPOSITS

               All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.


Section 4.     ANNUAL STATEMENT OF AFFAIRS

               The President or Chief Financial Officer shall prepare annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within 20 days after the meeting, placed on file at the Corporation's principal office.


                                  ARTICLE XV

                               CERTAIN ELECTIONS


Section 1.     ELECTION OF SUBTITLE 8 PROVISIONS REGARDING
               UNSOLICITED TAKEOVERS

               The Corporation hereby elects to be subject to the following provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law:
Section 3-804(c).


Section 2.     EXEMPTION FROM CONTROL SHARE ACQUISITION STATUTE

               The provisions of Sections 3-701 to 3-709 of the Maryland General Corporation Law shall not apply to any share of the capital stock of the Corporation. Such shares of capital stock are exempted from such Sections to the fullest extent permitted by Maryland law.

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

                                  ARTICLE XVI

                               SUNDRY PROVISIONS


Section 1.     BOOKS AND RECORDS

               The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.


Section 2.     BONDS

               The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.


Section 3.     VOTING UPON SHARES IN OTHER CORPORATIONS

               Stock of other corporations, associations or trusts, registered in the name of the Corporation, may be voted by the Chairman, President, a Vice-President or a proxy appointed by any of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.


Section 4.     MAIL

               Any notice or other document which is required by these Bylaws to be mailed shall be deposited in the United States mails, postage prepaid.

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Section 5.     CONTRACTS AND AGREEMENTS

               To the extent permitted by applicable law, and except as otherwise prescribed by the Charter or these Bylaws, the Board of Directors may authorize any officer, employee or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances or transactions. A person who hold more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.


Section 6.     FACSIMILE SIGNATURES

               In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.


Section 7.     RELIANCE UPON BOOKS, REPORTS AND RECORDS

               Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion report or statement, including financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person as to a matter which the director or officer reasonably believes to be within the person's professional or expert competence or by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director believes the committee to merit confidence.


Section 8.     TIME PERIODS

               In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

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                                 ARTICLE XVII

                              AMENDMENT OF BYLAWS


               In accordance with the Charter, these Bylaws may be repealed, altered, amended or rescinded (a) by the stockholders of the Corporation (considered for this purpose as one class) by the affirmative vote of not less than 75% of all of the votes entitled to be cast at any meeting of stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting) or (b) by vote of a majority of the Board of Directors at a meeting held in accordance with the provisions of these Bylaws.

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